EXHIBIT 99.2

New Energy Technologies, Inc.
(OTCQB:NENE)
Advanced Energy Conference
Jacob K. Javits Convention Center - New York, NY
May 1, 2013
May 2013
Corporate Office:
Columbia, MD
(800)213-0689
Mr. Patrick Thompson
VP, Business and Technology Development
New Energy Technologies, Inc.

This presentation contains forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations. These statements are expressed in good faith and based upon our current assumptions, expectations and projections, but there can be no assurance that these expectations will be achieved or accomplished.
Such forward-looking statements include statements regarding, among other things: (a) the potential markets for our technologies, our potential profitability and cash flows, (b) our growth strategies, (c) expectations from our ongoing sponsored research and development activities, (d)
anticipated trends in the industries in which our technology would be utilized, (e) our future financing plans, and (f) our anticipated needs for working capital.
Although forward-looking statements in this presentation reflect the good faith judgment of our management, forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact occur. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

Forward-Looking Statements

New Energy Technologies, Inc.
Why is SolarWindow™ Unique
•World’s first-of-its-kind see-through window capable of
generating electricity
•Novel, see-through, electricity generating liquid coating applied to glass and other surfaces (14 patents pending)
•Focused very specifically on commercial window applications, initially.
•SolarWindow™ Technology is tuned for good aesthetics
balanced with electrical performance
•Coating can be applied by multiple methods and doesn't
require high pressure or vacuum, or high temperature
processes.
•Can be used in conjunction with existing energy conservation technologies such as low-E coatings.

SolarWindow™ Introduction
• Based on organic photovoltaics (OPV)
• Works with multiple light sources:
 – Sunlight
 – Artificial light
 – Reflected
 – Shaded conditions
• Architecturally neutral color
• High throughput production:
 – Spray-on, Other methods
 – Roll to Roll
 – Sheet to Sheet
• Applied at ambient conditions
• Scalable:
 – From a single solar cell 1/4 the size of a grain of rice
 – To a >144 in2 array
• Currently under development at NREL
• The subject of (14) patent filings
Image of 100 North Tampa
Building, Tampa, FL

Basis for Polymer OPV
Ultrafast photo-induced electron transfer
•Conjugated polymers and a fullerene
•Discovered in 1992 1
•Can retain high Visual Light Transmission (VLT)
•Organic chemistry can tune the:
 - The open circuit voltage (Voc)
 - The absorption/color
•Allows develop materials for specific commercial and industrial applications
•Donor/Acceptor components can be analogous to the
conventional P-N junction function of semiconductors
Donor
Acceptor
1 - Brabec and Dyakonov,1992, Photoinduced Charge Transfer in Bulk Heterojunction Composites

• Transparent metal contacts extract the charge
 from the device
• The donor and acceptor transport holes and
 electrons, respectively, to the contacts
Generic OPV Cell Architecture
-
+
• Glass or transparent plastic substrate
• Transparent conductor(s):
 – Allows extraction of charge
 – Permits transmission of light
• Contact layer(s):
 – Create charge selective contacts
• Active Layer (Color):
 – An intimate blend of photo-absorbing
 electron donor and acceptor
 – Ultrafast photo-induced electron transfer
 generates free electrons and holes
 – Polymer donates excited-state electrons
 to electron acceptor

• Conventional PV (c-Si, thin film):
 – Higher power conversion efficiency (PCE) than current OPV
 – Limited rooftop application area, particularly with skyscrapers
 – Opaque, not see through
 – Requires elaborate racking and mounting systems
 – Produces power with natural sunlight, only
• SolarWindow™:
 – Architecturally neutral color
 – See-through, High Visible Light Transmission (VLT)
 – Abundance of vertical surface area. Windows/facades are integral parts of tall buildings
 – Adds functionality to necessary building infrastructure
 – Capable of offsetting some or all of building’s power needs
 – Produces power with natural artificial light
 • Sunlight
 • Artificial light
 • Reflected
 • Shaded conditions
SolarWindow™ Commercial
Application

Why Distributed Generation (DG)?*
• Smart Grid technologies will benefit from DG
• Less vulnerable to catastrophic failures/terrorist attack
• Increased redundancy, reliability
Distributed Generation/Micro-Grids
Why Micro-Grids?
• Reduce losses from long distance transmission
• Generate/consume within the same location/facility
• Better balance between generation/use to increase efficiency
• Many enabling technologies becoming cost effective
• Also enables other new technologies to be cost effective
* US Dept of Energy EPAct SEC. 1817. Study of Distributed Generation
Pike Research estimates micro grids to be a $2.5 billion market by 2015
Why SolarWindow™?
• Planned to provide value before smart grid integration
• Creates multiple points of energy generation in the same structure. Design basis is that it will be tie-in compatible with other energy sources
• Can provide aesthetic and architectural value additions to current window configurations
• Can be used to create micro-grids within micro-grids for dedicated task specific electricity generation
• May provide Centralized Electrical Power Distribution System for Electric Emergency Action Plans
• May assist with managing risk and increasing resilience in a catastrophe

SolarWindow TM
• Allows energy generation from a necessary building component
• Provides tunable, attractive aesthetics and architectural features
• OPV performance is rapidly developing
 – Lab scale prototypes ≥10 % PCE
 – SolarWindow™ currently the largest see-through OPV module fabricated at NREL to date
• Infrastructure upgrades will enable distributed sources of energy
• Building systems being designed to generate/use energy locally
• SolarWindow™ can provide one of many sources of energy
 – Interior
 – Exterior
Summary
SolarWindow ™ may become an integral part of a building envelope and reduce or offset the need to provide large amounts of power to commercial structures